Exhibit 99.2
Washington Federal, Inc.
Fact Sheet
September 30, 2019
($ in Thousands)

	As of 03/19		As of 06/19		As of 09/19
Loan Loss Reserve - Total	$139,336		$140,272		$138,434
General and Specific Allowance	133,086		134,022		131,534
Commitments Reserve	6,250		6,250		6,900
Allowance and Reserve as a % of Gross Loans	1.05%		1.05%		1.04%

	03/19 QTR	03/19 YTD	06/19 QTR	06/19 YTD	09/19 QTR	09/19 YTD
Loan Originations - Total	$999,605	$2,044,371	$1,001,385	$3,045,756	$1,074,715	$4,120,471
Single-Family Residential	102,907	233,512	160,010	393,522	153,535	547,057
Construction	388,502	645,724	283,231	928,955	342,212	1,271,167
Construction - Custom	88,103	198,688	119,792	318,480	138,848	457,328
Land - Acquisition & Development	25,315	67,088	29,287	96,375	27,383	123,758
Land - Consumer Lot Loans	5,660	14,437	8,403	22,840	14,285	37,125
Multi-Family	62,746	109,154	38,056	147,210	63,379	210,589
Commercial Real Estate	53,938	181,597	92,436	274,033	69,139	343,172
Commercial & Industrial	241,766	533,338	245,701	779,039	241,257	1,020,296
HELOC	24,255	53,748	23,828	77,576	23,823	101,399
Consumer	6,413	7,085	641	7,726	854	8,580

Purchased Loans (including acquisitions)	$—	$—	$—	$—	$—	$—

Net Loan Fee and Discount Accretion	$3,161	$6,011	$3,856	$9,867	$4,190	$14,057

Repayments
Loans	$772,907	$1,644,701	$929,662	$2,574,363	$1,064,259	$3,638,622
MBS	63,251	132,754	77,220	209,974	113,715	323,689

MBS Premium Amortization	$1,332	$2,832	$1,575	$4,407	$2,277	$6,684

Efficiency
Operating Expenses/Average Assets	1.66%	1.72%	1.72%	1.72%	1.75%	1.73%
Efficiency Ratio (%)	51.15%	51.52%	52.24%	51.76%	53.08%	52.09%
Amortization of Intangibles	$510	$1,020	$510	$1,530	$510	$2,040

EOP Numbers
Shares Issued and Outstanding	80,435,217		79,398,713		78,841,463

Share repurchase information
Remaining shares authorized for repurchase	9,593,701		8,537,241		7,966,761
Shares repurchased	698,705	2,438,897	1,056,460	3,495,357	570,480	4,065,837
Average share repurchase price	$29.65	$28.56	$32.45	$29.74	$34.92	$30.46

Washington Federal, Inc.
Fact Sheet
September 30, 2019
($ in Thousands)

Tangible Common Book Value	As of 03/19		As of 06/19		As of 09/19
$ Amount	$1,694,014		$1,702,977		$1,723,748
Per Share	21.06		21.45		21.86

# of Employees	1,921		1,962		1,971

Investments
Available-For-Sale:
Agency MBS	$1,029,937		$1,027,402		$982,560
Other	515,669		480,535		503,182
	$1,545,606		$1,507,937		$1,485,742
Held-To-Maturity:
Agency MBS	$1,553,683		$1,508,175		$1,443,480
	$1,553,683		$1,508,175		$1,443,480

	As of 03/31/19		As of 06/30/19		As of 09/30/19
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,861,404	44.3%	$5,873,583	44.1%	$5,835,194	43.8%
Construction	1,980,274	15.0	1,997,236	15.0	2,038,052	15.3
Construction - Custom	586,515	4.4	570,897	4.3	540,741	4.1
Land - Acquisition & Development	194,739	1.5	203,086	1.5	204,107	1.5
Land - Consumer Lot Loans	97,152	0.7	95,227	0.7	99,694	0.7
Multi-Family	1,423,723	10.8	1,403,142	10.5	1,422,674	10.7
Commercial Real Estate	1,570,502	11.9	1,622,943	12.2	1,631,170	12.3
Commercial & Industrial	1,230,888	9.3	1,256,398	9.4	1,268,695	9.5
HELOC	139,203	1.1	139,914	1.1	142,178	1.1
Consumer	156,002	1.2	142,317	1.1	129,883	1.0
	13,240,402	100%	13,304,743	100%	13,312,388	100%
Less:
ALLL	133,086		134,022		131,534
Loans in Process	1,162,787		1,148,876		1,201,341
Net Deferred Fees, Costs and Discounts	49,693		47,312		48,938
Sub-Total	1,345,566		1,330,210		1,381,813
	$11,894,836		$11,974,533		$11,930,575

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,806,890	48.8%	$5,820,350	48.6%	$5,782,749	48.5%
Construction	1,099,142	9.2	1,127,507	9.4	1,125,093	9.4
Construction - Custom	303,228	2.5	290,310	2.4	252,148	2.1
Land - Acquisition & Development	142,081	1.2	150,273	1.3	151,289	1.3
Land - Consumer Lot Loans	94,592	0.8	92,780	0.8	97,184	0.8
Multi-Family	1,410,964	11.9	1,390,847	11.6	1,410,030	11.8
Commercial Real Estate	1,552,160	13.0	1,604,168	13.4	1,612,005	13.5
Commercial & Industrial	1,195,695	10.1	1,220,859	10.2	1,232,581	10.3
HELOC	137,599	1.2	138,330	1.2	140,552	1.2
Consumer	152,485	1.3	139,109	1.2	126,944	1.1
	$11,894,836	100%	$11,974,533	100%	$11,930,575	100%

Washington Federal, Inc.
Fact Sheet
September 30, 2019
($ in Thousands)

	As of 03/31/19			As of 06/30/19			As of 09/30/19
Deposits by State (a)	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$6,160,538	52.6%	80	$5,358,165	45.4%	80	$5,502,418	45.9%	80
Idaho	824,158	7.0	24	863,157	7.3	24	867,250	7.2	24
Oregon	1,871,498	16.0	46	2,323,471	19.7	46	2,337,401	19.5	46
Utah	268,112	2.3	10	373,564	3.2	10	345,208	2.9	10
Nevada	352,307	3.0	11	353,807	3.0	11	384,491	3.2	11
Texas	100,204	0.9	6	176,555	1.5	6	178,152	1.5	6
Arizona	1,243,075	10.6	31	1,345,576	11.4	31	1,352,365	11.3	31
New Mexico	902,471	7.7	27	1,005,875	8.5	27	1,023,479	8.5	26
Total	$11,722,363	100%	235	$11,800,170	100%	235	$11,990,764	100%	234
(a) Effective June 30, 2019, commercial account deposits that were previously serviced and assigned to Washington were reassigned to their respective geographical region.

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$1,409,633	12.0%		$1,454,503	12.3%		$1,621,343	13.5%
Interest Checking	1,916,866	16.4		1,963,698	16.6		1,984,576	16.6
Savings	805,065	6.9		771,473	6.5		753,574	6.3
Money Market	2,651,434	22.6		2,660,176	22.5		2,724,308	22.7
Time Deposits	4,939,365	42.1		4,950,320	42.0		4,906,963	40.9
Total	$11,722,363	100%		$11,800,170	100%		$11,990,764	100%

Deposits greater than $250,000 - EOP	$3,326,620			$3,458,411			$3,609,961

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$683,509	1.46%		$892,532	1.65%		$1,125,888	1.81%
From 4 to 6 months	914,679	1.65%		1,145,765	1.81%		943,094	1.88%
From 7 to 9 months	954,509	1.87%		770,444	2.02%		739,826	2.00%
From 10 to 12 months	732,802	2.02%		703,859	2.01%		663,487	2.04%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Accrual Loans:
Single-Family Residential	$24,474	50.0%		$22,285	54.3%		$25,271	74.9%
Construction	1,282	2.6		—	—		—	—
Construction - Custom	—	—		1,161	2.8		—	—
Land - Acquisition & Development	242	0.5		173	0.4		169	0.5
Land - Consumer Lot Loans	579	1.2		641	1.6		246	0.7
Multi-Family	—	—		1,431	3.5		—	—
Commercial Real Estate	9,162	18.7		8,464	20.6		5,835	17.3
Commercial & Industrial	12,366	25.3		6,047	14.7		1,292	3.8
HELOC	812	1.7		803	2.0		907	2.7
Consumer	24	—		—	—		11	—
Total non-accrual loans	48,941	100%		41,005	100%		33,731	100%
Real Estate Owned	7,522			7,003			6,781
Other Property Owned	3,109			3,109			3,314
Total Non-Performing Assets	$59,572			$51,117			$43,826

Non-performing loans as % of total net loans	0.41%			0.34%			0.28%
Non-performing assets as % of total assets	0.36%			0.31%			0.27%

Washington Federal, Inc.
Fact Sheet
September 30, 2019
($ in Thousands)

	As of 03/31/19		As of 06/30/19		As of 09/30/19
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$126,265	89.8%	$117,968	91.5%	$111,886	92.0%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	99	0.1	95	0.1	90	0.1
Land - Consumer Lot Loans	4,489	3.2	4,056	3.1	3,714	3.1
Multi-Family	419	0.3	402	0.3	385	0.3
Commercial Real Estate	4,942	3.5	4,882	3.8	4,168	3.4
Commercial & Industrial	3,360	2.4	440	0.3	425	0.3
HELOC	960	0.7	953	0.7	949	0.8
Consumer	65	—	62	—	60	—
Total restructured loans	$140,599	100%	$128,858	100%	$121,677	100%

Restructured loans were as follows:
Performing	$136,233	96.9%	$124,108	96.3%	$116,659	95.9%
Non-performing (b)	4,366	3.1	4,750	3.7	5,018	4.1
Total restructured loans	$140,599	100%	$128,858	100%	$121,677	100%
(b) Included in "Total non-accrual loans" above

	AMOUNT	CO % (c)	AMOUNT	CO % (c)	AMOUNT	CO % (c)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(160)	(0.01)%	$18	—%	$(405)	(0.03)%
Construction	—	—	—	—	(100)	(0.02)
Construction - Custom	—	—	339	0.24	1,634	1.21
Land - Acquisition & Development	(1,300)	(2.67)	(1,960)	(3.86)	(2,308)	(4.52)
Land - Consumer Lot Loans	48	0.20	215	0.90	14	0.06
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(244)	(0.06)	(90)	(0.02)	(152)	(0.04)
Commercial & Industrial	261	0.08	816	0.26	1,117	0.35
HELOC	157	0.45	(1)	—	(1)	—
Consumer	67	0.17	(273)	(0.77)	139	0.43
Total net charge-offs (recoveries)	$(1,171)	(0.04)%	$(936)	(0.03)%	$(62)	—%
(c) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
NPV post 200 bps shock (d)		11.5%		12.6%		13.9%
Change in NII after 200 bps shock (d)		(3.0)%		(1.7)%		1.3%
(d) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
September 30, 2019
($ in Thousands)

Historical CPR Rates (e)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2017	15.1%	14.3%
12/31/2017	15.3%	13.9%
3/31/2018	12.1%	13.3%
6/30/2018	13.0%	12.0%
9/30/2018	12.3%	12.0%
12/31/2018	10.4%	10.3%
3/31/2019	9.3%	9.4%
6/30/2019	13.8%	11.4%
9/30/2019	18.2%	16.9%

(e) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
September 30, 2019
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2019			June 30, 2019			September 30, 2019
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,824,247	$141,061	4.84%	$11,925,478	$145,490	4.89%	$11,966,994	$144,480	4.79%
Mortgage-backed securities	2,573,669	19,343	3.05	2,563,070	18,719	2.93	2,489,843	17,231	2.75
Cash & investments	727,540	5,523	3.08	696,640	5,956	3.43	794,183	6,060	3.03
FHLB & FRB Stock	138,646	1,655	4.84	138,144	1,661	4.82	132,390	1,665	4.99

Total interest-earning assets	15,264,102	167,582	4.45%	15,323,332	171,826	4.50%	15,383,410	169,436	4.37%
Other assets	1,156,071			1,139,374			1,177,871
Total assets	$16,420,173			$16,462,706			$16,561,281

Liabilities and Equity
Customer accounts	11,602,579	29,666	1.04%	11,724,841	32,331	1.11%	11,887,819	33,640	1.12%
FHLB advances	2,616,389	17,846	2.77	2,603,846	17,829	2.75	2,460,000	15,624	2.52

Total interest-bearing liabilities	14,218,968	47,512	1.36%	14,328,687	50,160	1.40%	14,347,819	49,264	1.36%
Other liabilities	196,926			117,299			183,055
Total liabilities	14,415,894			14,445,986			14,530,874
Stockholders’ equity	2,004,279			2,016,720			2,030,407
Total liabilities and equity	$16,420,173			$16,462,706			$16,561,281

Net interest income		$120,070			$121,666			$120,172

Net interest margin (1)			3.15%			3.18%			3.12%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
September 30, 2019
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2019
Single-Family Residential	24,196	241	$5,835,186	34	16	84	134	0.55%	$25,947	0.44%
Construction	524	2,223	1,164,889	—	—	—	—	—	—	—
Construction - Custom	1,044	245	255,505	—	—	—	—	—	—	—
Land - Acquisition & Development	137	1,177	161,194	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,141	87	99,694	4	2	5	11	0.96	778	0.78
Multi-Family	1,125	1,265	1,422,652	—	—	—	—	—	—	—
Commercial Real Estate	994	1,641	1,631,171	1	1	7	9	0.91	5,662	0.35
Commercial & Industrial	1,829	694	1,268,695	—	—	12	12	0.66	867	0.07
HELOC	3,041	47	142,178	10	1	13	24	0.79	1,460	1.03
Consumer	3,520	37	129,883	41	12	12	65	1.85	656	0.51
	37,551	323	$12,111,047	90	32	133	255	0.68%	$35,370	0.29%

June 30, 2019
Single-Family Residential	24,541	239	$5,872,750	43	28	70	141	0.57%	$26,591	0.45%
Construction	591	1,977	1,168,667	—	—	—	—	—	—	—
Construction - Custom	1,103	267	294,224	—	—	2	2	0.18	1,161	0.39
Land - Acquisition & Development	135	1,188	160,383	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,139	84	95,150	8	1	4	13	1.14	1,321	1.39
Multi-Family	1,143	1,228	1,403,120	—	—	1	1	0.09	1,431	0.10
Commercial Real Estate	982	1,653	1,622,944	1	1	6	8	0.81	4,400	0.27
Commercial & Industrial	1,883	667	1,256,398	2	9	19	30	1.59	5,744	0.46
HELOC	2,971	47	139,914	11	2	13	26	0.88	1,514	1.08
Consumer	3,798	37	142,317	22	11	13	46	1.21	497	0.35
	38,286	318	$12,155,867	87	52	128	267	0.70%	$42,659	0.35%

March 31, 2019
Single-Family Residential	24,692	237	$5,860,364	45	29	86	160	0.65%	$29,517	0.50%
Construction	687	1,659	1,139,970	—	—	1	1	0.15	1,282	0.11
Construction - Custom	1,147	268	307,405	—	1	—	1	0.09	476	0.15
Land - Acquisition & Development	140	1,090	152,546	1	—	—	1	0.71	152	0.10
Land - Consumer Lot Loans	1,150	84	97,033	4	—	3	7	0.61	755	0.78
Multi-Family	1,150	1,238	1,423,701	1	—	—	1	0.09	1,431	0.10
Commercial Real Estate	983	1,598	1,570,502	3	—	7	10	1.02	4,109	0.26
Commercial & Industrial	1,911	644	1,230,888	14	2	29	45	2.35	9,317	0.76
HELOC	2,932	47	139,203	5	3	12	20	0.68	1,221	0.88
Consumer	4,161	37	156,002	19	9	33	61	1.47	253	0.16
	38,953	310	$12,077,614	92	44	171	307	0.79%	$48,513	0.40%